Dreyfus
High Yield
Securities Fund
Annual Report

October 31, 1997

Dreyfus High Yield Securities Fund
Letter to Shareholders
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus High Yield Securities Fund. For the 12-month period ended October 31, 1997, your Fund achieved a total return, including share price changes and dividend income, of 21.13%.* Income dividends paid from net investment income during the period amounted to $1.56 per share, representing a distribution rate per share of 10.41%.**
Economic Review
    With the level of inflation at its lowest since 1964, and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) _ the dollar total of all goods and services produced in the United States _ has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two-thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
    The high yield market ended another fairly exuberant period that corrected in March and April, rallied throughout the summer, and finished with a much weaker correction late in October due to turmoil in the emerging market sectors. The forces driving market strength include investor demand for high yield assets, continued strong, steady growth in the domestic economy, and less perceived credit risk in key sectors like telecommunications and cable. The influence of emerging markets debt has grown as more foreign corporations have issued high yield bonds. Investor sell-off of these issues in October briefly spilled over into domestic high yield issues, but concerns of heavy high yield mutual fund redemptions proved unwarranted. In fact, continued positive demand has supported the high yield market during this recent turmoil. Until the worldwide effects of the Asian monetary crisis are better understood, the high yield market should expect some level of short-term volatility.
The Portfolio
    We are pleased to report that your Fund's total return ranked 6th out of 173 funds in the Lipper High Current Yield Category for the one-year period ended October 31, 1997. For the six months ended October 31, 1997, the Dreyfus High Yield Securities Fund achieved a total return of 15.49%. The Fund's relative performance has been primarily aided by its overweighting in telecommunications and radio issues.
    The solid economy and strong capital markets over the last year bode well for holders of credit risk. The Fund's investments are concentrated in two areas. One area is special situations for pursuing high total return, which generally involve bonds bought at a discount with a potential trigger event identified to unleash the projected value. Investments in this area that favorably affected the performance of the Fund were Revlon, Spanish Broadcasting System, Microcell Telecommunications, and CCA Holdings. The other area is high coupon stable credits to generate interest income. Investments in DeepTech International and Fairchild positively contributed to the Fund's performance.
    Asset-backed securities, once a major investment area, have declined as a percentage of the Fund as they appear to have become fully valued by the market. Industries expected to have good prospects are telecommunications, oil field services, aerospace, radio broadcasting, and cable television.
    Given the volatility in the market, our limited exposure to emerging markets was advantageous for the Fund. In addition, foreign holdings are concentrated in investment-grade countries like Canada, Germany, and Colombia, and are generally in companies where investment-grade multinational firms like Sprint, Bell Canada, and News Corp. have significant equity stakes. No changes in this strategy currently are anticipated.

    Our primary task _ to maximize total return through capital appreciation and high current income _ will guide our portfolio management decisions. We will continue to use intensive fundamental research in seeking to achieve high returns while minimizing risk. We feel this approach will reward the patient investor.
                              Very truly yours,

                          [Roger King signature logo]

                              Roger King
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus High Yield Securities Fund                              October 31, 1997
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS HIGH YIELD
       SECURITIES FUND AND THE MERRILL LYNCH HIGH YIELD MASTER II INDEX

$13,956
Dreyfus High Yield
Securities Fund
                                     Dollars

$12,177
Merrill Lynch
High Yield
Master II Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

                   One Year Ended             From Inception (3/25/96)
                  October 31, 1997              to October 31, 1997
                  ----------------            ------------------------
                       21.13%                          23.16%

------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus High Yield Securities Fund on 3/25/96 (Inception Date) to a $10,000 investment made in the Merrill Lynch High Yield Master II Index on that date. For comparative purposes, the value of the Index on 3/31/96 is used as the beginning value on 3/25/96. All dividends and capital gain distributions are reinvested.

The Fund seeks to achieve its objective by investing in lower rated fixed-income securities, commonly known as "Junk Bonds". The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Lynch High Yield Master II Index is a market capitalization weighted index including all domestic and yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes for the Index are calculated daily based on an accrued schedule and trader pricing. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1997


                                                                                               Principal
Bonds and Notes--82.5%                                                                          Amount               Value
--------------------------------------------------------------------------------             -------------       -------------
     Aircraft & Aerospace--4.4%  AM General,
                                    Sr. Notes, 12 7/8%, 2002....................             $  2,500,000        $  2,687,500
                                 Aircraft Lease Portfolio Securitisation 96-1
                                    Pass Through Trust, Ctfs.,
                                    Cl. D, 12 3/4%, 2006........................                  997,252           1,077,033
                                 Fairchild,
                                    Sub. Deb., 12%, 2001........................                1,500,000           1,515,000
                                 RHI Holdings,
                                    Sr. Sub. Deb., 11 7/8%, 1999................                   73,000              72,818
                                                                                                                 ------------
                                                                                                                    5,352,351
                                                                                                                 ------------
               Automotive--5.9%  Aetna Industries,
                                    Sr. Notes, 11 7/8%, 2006....................                4,000,000           4,020,000
                                 Glasstech,
                                    Sr. Notes, 12 3/4%, 2004 (Units)............                2,000,000(a,b)      2,120,000
                                 United Auto Group,
                                    Sr. Sub. Notes, 11%, 2007...................                1,000,000(a)        1,027,500
                                                                                                                 ------------
                                                                                                                    7,167,500
                                                                                                                 ------------
             Broadcasting--2.7%  Capstar Broadcasting Partners,
                                    Sr. Discount Notes, Zero Coupon, 2002.......                1,750,000(c)        1,203,125
                                 Radio One,
                                    Sr. Sub. Notes, 7%, 2004....................                1,000,000(a,d)        965,000
                                 Scandinavian Broadcasting System SA,
                                    Conv. Sub. Deb, 7 1/4%, 2005................                1,000,000           1,047,500
                                                                                                                 ------------
                                                                                                                    3,215,625
                                                                                                                 ------------
       Building Materials--2.2%  ICF Kaiser International:
                                    Sr. Sub. Notes, 13%, 2003...................                1,285,000           1,339,613
                                    Sr. Sub. Notes, 13%, 2003 (Units)...........                1,188,000(b)        1,247,400
                                                                                                                 ------------
                                                                                                                    2,587,013
                                                                                                                 ------------
         Cable Television--7.0%  CCA Holdings,
                                    Sr. Sub. Notes, Zero Coupon, 1999...........                9,328,404           6,912,500
                                 Echostar Satellite Broadcast,
                                    Gtd. Sr. Secured Notes, 12 1/2%, 2002.......                  500,000(a)          533,750
                                 OpTel,
                                    Sr. Notes, 13%, 2005........................                1,000,000           1,035,000
                                                                                                                 ------------
                                                                                                                    8,481,250
                                                                                                                 ------------
      Commercial
          Mortgage Backed--1.1%  Structured Asset Securities,
                                    Multiclass Pass-Through Ctfs., REMIC, Ser. 1996-CFL,
                                    Cl. H, 7 3/4%, 2028.........................              1,750,000(a)          1,371,563
                                                                                                                 ------------
                 Consumer--2.8%  BPC Holding,
                                    Sr. Secured Notes, 12 1/2%, 2006............              1,248,000             1,379,040
                                 Packing Resources,
                                    Sr. Secured Notes, 13%, 2003................              2,000,000             1,970,000
                                                                                                                 ------------
                                                                                                                    3,349,040
                                                                                                                 ------------

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


                                                                                               Principal
Bonds and Notes (continued)                                                                     Amount               Value
--------------------------------------------------------------------------------             -------------       -------------
                   Energy--7.4%  DeepTech International,
                                    Sr. Secured Notes, 11%, 2000................             $  3,000,000(a)     $  3,015,000
                                 Petsec Energy,
                                    Sr. Sub. Notes, 9 1/2%, 2007................                2,600,000(a)        2,684,500
                                 Rutherford-Moran Oil,
                                    Sr. Sub. Notes, 10 3/4%, 2004...............                2,250,000(a)        2,216,250
                                 Statia Terminals,
                                    First Mortgage, Ser. B, 11 3/4%, 2003.......                1,000,000           1,065,000
                                                                                                                 ------------
                                                                                                                    8,980,750
                                                                                                                 ------------
                Financial--3.7%  Cityscape Financial,
                                    Sr. Notes, 12 3/4%, 2004....................                  500,000             352,500
                                 Emergent Group,
                                    Sr. Notes, 10 3/4%, 2004....................                1,000,000(a)          985,000
                                 Southern Pacific Funding,
                                    Sr. Notes, 11 1/2%, 2004....................                1,000,000           1,002,500
                                 Wilshire Financial Services Group,
                                    Sr. Notes, Ser. A, 13%, 2004................                2,000,000(a)        2,085,000
                                                                                                                 ------------
                                                                                                                    4,425,000
                                                                                                                 ------------
      Foods and Beverages--1.0%  American Rice,
                                    First Mortgage, 13%, 2002 ..................                1,213,000           1,219,065
                                                                                                                 ------------
                  Foreign--5.7%  Comunicacion Celular SA,
                                    Bonds, Zero Coupon, 2000 ...................                1,000,000(e)          755,000
                                 Innova,
                                    Sr. Notes, 12 7/8%, 2007....................                2,000,000           2,020,000
                                 Ionica PLC,
                                    Sr. Discount Notes, Zero Coupon, 2002.......                2,000,000(f)        1,090,000
                                 Kabelmedia Holdings GMBH,
                                    Sr. Discount Notes, Zero Coupon, 2001.......                1,000,000(g)          715,000
                                 Occidente y Caribe Celular SA,
                                    Sr. Discount Notes, Zero Coupon, 2001.......                1,910,000(h)        1,461,150
                                 Pratama Datakom Asia B.V.,
                                    Gtd. Sr. Notes, 12 3/4%, 2005...............                1,000,000(a)          885,000
                                                                                                                 ------------
                                                                                                                    6,926,150
                                                                                                                 ------------
           Forest Products--.9%  Maxxam Group Holdings,
                                    Sr. Secured Notes, 12%, 2003................                1,000,000           1,072,500
                                                                                                                 ------------
                   Gaming--1.4%  Waterford Gaming, L.L.C./ Finance,
                                    Sr. Notes, 12 3/4%, 2003....................                1,500,000(a)        1,663,125
                                                                                                                 ------------
             Homebuilding--1.0%  Oriole Homes,
                                    Sr. Notes, 12 1/2%, 2003....................                1,286,000           1,189,550
                                                                                                                 ------------
        Personnel Services--.8%  Employee Solutions,
                                    Sr. Notes, 10%, 2004........................                1,000,000(a)          985,000
                                                                                                                 ------------

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


                                                                                               Principal
Bonds and Notes (continued)                                                                     Amount               Value
--------------------------------------------------------------------------------             -------------       -------------
    Residential
          Mortgage Backed--4.0%  BA Mortgage Securities,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-1, Cl. B4, 7 1/2%, 2026...........             $    673,142(a)     $    482,348
                                 Chase Mortgage Finance,
                                    Multiclass Mortgage Pass-Through Ctfs.,
                                    Ser. 1994-E, Cl. B6, 6 1/4%, 2010...........                  426,372(a)          162,022
                                 Citicorp Mortgage Securities,
                                    REMIC, Pass-Through Ctfs.,
                                    Ser. 1994-9, Cl. B2, 5 3/4%, 2009...........                  502,476(a)          190,941
                                 GE Capital Mortgage Services:
                                    Home Equity Loan Pass-Through Ctfs.,
                                       Ser. 1996-HE4, Cl. B5, 9.389%, 2026......                1,949,644(a,d)        448,418
                                    REMIC, Multi-Class Pass-Through Ctfs.:
                                       Ser. 1993-13, Cl. B5, 6%, 2008...........                  487,418(a)          185,219
                                       Ser. 1994-15, Cl. B5, 6%, 2009...........                  763,775(a)          290,235
                                       Ser. 1994-21, Cl. B5, 6 1/2%, 2009.......                1,002,314(a)          380,879
                                       Ser. 1996-10, Cl. B5, 6 3/4%, 2011.......                  354,358(a)          134,656
                                       Ser. 1996-12, Cl. B5, 7 1/4%, 2011.......                  414,200(a)          157,396
                                       Ser. 1996-14, Cl. 2B5, 7 1/4%, 2011......                  424,346(a)          161,252
                                 MORSERV,
                                    Multi-Class Mortgage Pass-Through Ctfs.,
                                    Ser. 1996-1, Cl. B5, 7%, 2011...............                  507,055(a)          192,681
                                 Norwest Asset Securities,
                                    Mortgage Pass-Through Ctfs.:
                                       Ser. 1996-8, Cl. B4, 7 1/2%, 2026........                  125,018(a)          106,031
                                       Ser. 1996-8, Cl. B5, 7 1/2%, 2026........                  186,321(a)           70,802
                                       Ser. 1997-11, Cl. B4, 7%, 2027...........                  249,443(a)          192,461
                                       Ser. 1997-11, Cl. B5, 7%, 2027...........                  374,165(a)          149,198
                                       Ser. 1997-15, Cl. B4, 6 3/4%, 2012.......                  424,692(a)          338,427
                                       Ser. 1997-15, Cl. B5, 6 3/4%, 2012.......                  254,580(a)           98,013
                                       Ser. 1997-16, Cl. B5, 6 3/4%, 2027.......                  300,920(a)          114,350
                                 Prudential Home Mortgage Securities,
                                    Mortgage Pass-Through Ctfs., REMIC,
                                    Ser. 1996-7, Cl. B5, 6 3/4%, 2011...........                  873,558(a)          331,952
 Residential
   Mortgage Backed (continued)   Residential Accredit Loans,
                                    Mortgage Asset-Backed Pass-Through Ctfs., REMIC,
                                    Ser. 1997-QS6:
                                       Cl. B2, 7 1/2%, 2012.....................                  157,430(a)          130,962
                                       Cl. B3, 7 1/2%, 2012.....................                  368,075(a)          147,920
                                 Structured Asset Securities,
                                    Mortgage Pass-Through Ctfs., REMIC,
                                    Ser. Greenpoint 1996-A:
                                       Cl. B5, 8.464%, 2027.....................                  285,730(a,d)        217,803
                                       Cl. B6, 8.464%, 2027.....................                  357,715(a,d)        121,623
                                                                                                                 ------------
                                                                                                                    4,805,589
                                                                                                                 ------------

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


                                                                                               Principal
Bonds and Notes (continued)                                                                     Amount               Value
--------------------------------------------------------------------------------             -------------       -------------
                    Retail--.9%  County Seat Stores,
                                    Sr. Notes, 12 3/4%, 2004 (Units)............             $    500,000(a,b)  $    505,000
                                 J Crew Group,
                                    Sr. Discount Notes, Zero Coupon, 2002.......                1,000,000(a,i)       545,000
                                                                                                                ------------
                                                                                                                   1,050,000
                                                                                                                ------------
                  Shipping--.4%  Moran Transportation,
                                    First Preferred Ship Mortgage Notes,
                                    11 3/4%, 2004...............................                  450,000            504,000
                                                                                                                ------------
                    Steel--1.3%  Renco Metals,
                                    Sr. Notes, 11 1/2%, 2003....................                1,500,000          1,582,500
                                                                                                                ------------
              Supermarkets--.7%  Electronic Retailing Systems,
                                    Sr. Discount Notes, Zero Coupon, 2000.......                1,250,000(j)         862,500
                                                                                                                ------------
      Telecommunications--18.5%  Advanced Radio Telecom,
                                    Sr. Notes, 14%, 2007 (Units)................                2,000,000(b)       2,093,500
                                 GST USA,
                                    Sr. Discount Notes, Zero Coupon, 2000.......                2,000,000(k)       1,430,000
                                 HighwayMaster Communications,
                                    Sr. Notes, 13 3/4%, 2005 (Units)............                1,000,000(a,b)       990,000
                                 Iridium LLC/Capital,
                                    Sr. Notes:
                                       Ser. A, 13%, 2005........................                1,000,000          1,015,000
                                       Ser. B, 14%, 2005........................                1,000,000          1,055,000
                                 MGC Communications,
                                    Sr. Secured Notes, 13%,  2004 (Units).......                2,000,000(a,b)     1,990,000
                                 OrbCommunications Global, L.P./Capital,
                                    Sr. Notes, 14%, 2004........................                2,000,000          2,105,000
                                 Orion Network Systems,
                                    Sr. Discount Notes, Zero Coupon, 2002 (Units)               1,000,000(b,l)       745,000
                                 RCN,
                                    Sr. Discount Notes, Zero Coupon, 2002.......                4,000,000(a,m)     2,340,000
                                 RSL Communications, Ltd.,
                                    Gtd. Sr. Notes, 12 1/4%, 2006 ..............                  880,000            963,600
                                 Source Media,
                                    Sr. Secured Notes, 12%, 2004................                1,000,000(a)       1,000,000
                                 Verio,
                                    Sr. Notes, 13 1/2%, 2004 (Units)............                1,000,000(a,b)     1,205,000
                                 Viatel,
                                    Sr. Discount Notes, Zero Coupon, 2000.......                7,000,000(n)       5,355,000
                                                                                                                ------------
                                                                                                                  22,287,100
                                                                                                                ------------
                 Textiles--1.3%  Sassco Fashions,
                                    Sr. Notes, 12 3/4%, 2004....................                1,500,000          1,582,500
                                                                                                                ------------
                   Trading--.6%  Teletrac,
                                    Sr. Notes, 14%, 2007 (Units)................                  750,000(b)         761,250
                                                                                                                ------------

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


                                                                                               Principal
Bonds and Notes (continued)                                                                     Amount               Value
--------------------------------------------------------------------------------             -------------       -------------
           Transportation--6.8%  Golden Ocean Group, Ltd.,
                                    Sr. Notes, 10%, 2001 (Units)................             $  3,000,000(a,o)   $  2,475,000
                                 International Logistics, Ltd.,
                                    Sr. Notes, 9 3/4%, 2007.....................                  500,000(a)          495,000
                                 ValuJet,
                                    Sr. Notes, 10 1/4%, 2001....................                5,650,000           5,268,625
                                                                                                                 ------------
                                                                                                                    8,238,625
                                                                                                                 ------------
                                 TOTAL BONDS AND NOTES
                                    (cost $96,753,102)..........................                                 $ 99,659,546
                                                                                                                 ------------
                                                                                                                 ------------
Equity-Related Securities--18.6%                                                                Shares
--------------------------------------------------------------------------------             -------------
Common Stock--.0%

             Cable Television;   OpTel..........................................                    1,000(a,p)   $         10
                                                                                                                 ------------
Preferred Stock--17.4%

            Broadcasting--10.8%  Evergreen Media (AM FM),
                                    Conv. Cum., $3.00...........................                   30,000(a)        1,848,750
                                 Pegasus Media & Communications:
                                    Cum., $127.50...............................                       54              59,724
                                    Cum., $127.50 (Units).......................                    5,109(b)        5,658,218
                                 Spanish Broadcasting System,
                                    Cum., $142.50...............................                    5,200(a)        5,512,000
                                                                                                                 ------------
                                                                                                                   13,078,692
                                                                                                                 ------------
                   Energy--2.1%  Clark USA,
                                    Sr. Cum., $115.00...........................                    2,500(a)        2,525,000
                                                                                                                 ------------
                Publishing--.9%  Source Media,
                                    Cum., $3.375 (Units)........................                   40,000(a,b)      1,020,000
                                                                                                                 ------------
             Supermarkets--1.6%  Supermarkets General,
                                    Cum., $3.52.................................                   96,000(p)        1,920,000
                                                                                                                 ------------
       Telecommunications--2.0%  American Communications Services,
                                    Jr. Cum., $127.50...........................                    1,000(a)          945,000
                                 Hyperion Telecommunications,
                                    Cum., $128.75...............................                   10,000(a)          973,750
                                 Jordan Telecommunication Products,
                                    Sr. Cum., $132.50 (Units)...................                      500(a,q)        555,000
                                                                                                                 ------------
                                                                                                                    2,473,750
                                                                                                                 ------------
                                 Total Preferred Stocks.........................                                   21,017,442
                                                                                                                 ------------

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


Equity-Related Securities (continued)                                                           Shares              Value
--------------------------------------------------------------------------------             -------------       ------------
Warrants--1.2%

              Broadcasting--.6%  Spanish Broadcasting System....................                    3,000(a,p)  $    705,000
                                                                                                                ------------
                   Foreign--.0%  Comunicacion Celular SA........................                    1,000(p)          60,000
                                 Occidente y Caribe Celular SA..................                    7,640(p)           7,640
                                                                                                                ------------
                                                                                                                      67,640
                                                                                                                ------------
              Supermarkets--.1%  Electronic Retailing Systems...................                    1,250(p)          75,000
                                                                                                                ------------
        Telecommunications--.5%  Hyperion Telecommunications....................                    1,000(p)          75,000
                                 Iridium LLC....................................                    1,000(p)         125,000
                                 Microcell Telecommunications:
                                    Initial Warrants............................                   16,000(p)         304,000
                                    Conditional Warrants........................                   16,000(p)               2
                                 RSL Communications, Ltd........................                      880(p)          79,200
                                                                                                                ------------
                                                                                                                     583,202
                                                                                                                ------------
            Transportation--.0%  Golden Ocean Group, Ltd........................                    3,000(a,p)            30
                                                                                                                ------------
                                 Total Warrants.................................                                   1,430,872
                                                                                                                ------------
                                 TOTAL EQUITY-RELATED SECURITIES
                                    (cost $21,130,254)..........................                                $ 22,448,324
                                                                                                                ------------
                                                                                                                ------------
TOTAL INVESTMENTS (cost $117,883,356)...........................................                   101.1%       $122,107,870
                                                                                                   ------       ------------
                                                                                                   ------       ------------
LIABILITIES, LESS CASH AND RECEIVABLES..........................................                    (1.1%)      $ (1,290,265)
                                                                                                   ------       ------------
                                                                                                   ------       ------------
NET ASSETS......................................................................                   100.0%       $120,817,605
                                                                                                   ------       ------------
                                                                                                   ------       ------------

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to $50,971,817 or 42.2% of net assets.
(b) With Warrants to purchase common stock.
(c) Zero coupon until 2/1/2002, date on which a stated coupon rate of 12 3/4% becomes effective; the stated maturity is 2/1/2009.
(d) Variable rate security--interest rate subject to periodic change.
(e) Zero coupon until 11/15/2000, date on which a stated coupon rate of 13 1/8% becomes effective; the stated maturity is 11/15/2003.
(f) Zero coupon until 5/1/2002, date on which a stated coupon rate of 15% becomes effective; the stated maturity is 5/1/2007.
(g) Zero coupon until 8/1/2001, date on which a stated coupon rate of 13 5/8% becomes effective; the stated maturity is 8/1/2006.
(h) Zero coupon until 3/15/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity is 3/15/2004.
(i) Zero coupon until 10/15/2002, date on which a stated coupon rate of 13 1/8% becomes effective; the stated maturity is 10/15/2008.
(j) Zero coupon until 2/1/2000, date on which a stated coupon rate of 13 1/4% becomes effective; the stated maturity is 2/1/2004.
(k) Zero coupon until 12/15/2000, date on which a stated coupon rate of 13 7/8% becomes effective; the stated maturity is 12/15/2005.
(l) Zero coupon until 1/15/2002, date on which a stated coupon rate of 12 1/2% becomes effective; the stated maturity is 1/15/2007.
(m) Zero coupon until 10/15/2002, date on which a stated coupon rate of 11 1/8% becomes effective; the stated maturity is 10/15/2007.
(n) Zero coupon until 1/15/2000, date on which a stated coupon rate of 15% becomes effective; the stated maturity is 1/15/2005.
(o) With warrants to purchase additional notes.
(p) Non-income producing.
(q) With common stock attached.


                       See notes to financial statements.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1997

                                                                                                    Cost           Value
                                                                                                ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments           $117,883,356    $122,107,870
                              Cash.............................................                                    1,108,034
                              Receivable for investment securities sold........                                    3,362,010
                              Receivable for shares of Beneficial Interest subscribed                              3,298,152
                              Dividends and interest receivable................                                    1,789,336
                              Prepaid expenses and other assets................                                        6,696
                                                                                                                ------------
                                                                                                                 131,672,098
                                                                                                                ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       69,880
                              Bank loans payable--Note 2.......................                                    7,994,000
                              Payable for investment securities purchased......                                    1,406,375
                              Payable for shares of Beneficial Interest redeemed                                   1,270,021
                              Interest payable.................................                                       40,714
                              Accrued expenses.................................                                       73,503
                                                                                                                ------------
                                                                                                                  10,854,493
                                                                                                                ------------
NET ASSETS.....................................................................                                 $120,817,605
                                                                                                                ------------
                                                                                                                ------------
REPRESENTED BY:               Paid-in capital..................................                                 $115,154,452

                              Accumulated undistributed investment income--net.                                    1,315,763

                              Accumulated net realized gain (loss) on investments                                    122,876

                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4(b)......................                                    4,224,514
                                                                                                                ------------
NET ASSETS.....................................................................                                 $120,817,605
                                                                                                                ------------
                                                                                                                ------------

SHARES OUTSTANDING.............................................................                                    8,185,859
(unlimited number of $.001 par value shares of Beneficial Interest authorized)

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                       $14.76
                                                                                                                      ------
                                                                                                                      ------


                       See notes to financial statements.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Operations                              Year Ended October 31, 1997


INVESTMENT INCOME

INCOME:                       Interest...................................              $ 7,821,825
                              Cash dividends.............................                  535,621
                                                                                       -----------

                                Total Income.............................                                      $ 8,357,446


EXPENSES:                     Management fee--Note 3(a)..................                  425,180
                              Interest expense--Note 2...................                  219,194
                              Shareholder servicing costs--Note 3(b).....                  200,888
                              Registration fees..........................                   55,638
                              Professional fees..........................                   25,340
                              Prospectus and shareholders' reports.......                   14,687
                              Custodian fees--Note 3(b)..................                   10,516
                              Trustees' fees and expenses--Note 3(c).....                    6,183
                              Miscellaneous..............................                   10,842
                                                                                       -----------
                                Total Expenses...........................                  968,468

                              Less--reduction in management fee due to
                                undertakings--Note 3(a)..................                 (279,698)
                                                                                       -----------

                                Net Expenses.............................                                          688,770
                                                                                                               -----------

INVESTMENT INCOME--NET...................................................                                        7,668,676
                                                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions........................              $   112,150
                                Short sale transactions..................                    1,563
                              Net realized gain (loss) on financial futures                (49,664)
                                                                                       -----------

                                Net Realized Gain (Loss).................                                           64,049
                              Net unrealized appreciation (depreciation) on
                                investments [including $48,750 unrealized
                                appreciation on financial futures].......                                        3,314,766
                                                                                                               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                        3,378,815
                                                                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $11,047,491
                                                                                                               -----------
                                                                                                               -----------




                       See notes to financial statements.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Year Ended        Year Ended
                                                                                         October 31, 1997  October 31, 1996*
                                                                                         ----------------  -----------------
OPERATIONS:
  Investment income--net......................................................           $  7,668,676        $  1,270,718
  Net realized gain (loss) on investments.....................................                 64,049             598,178
  Net unrealized appreciation (depreciation) on investments...................              3,314,766             909,748
                                                                                         ------------        ------------

    Net Increase (Decrease) in Net Assets Resulting from Operations...........             11,047,491           2,778,644
                                                                                         ------------        ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net......................................................             (6,607,356)         (1,016,275)
  Net realized gain on investments............................................               (539,351)              --
                                                                                         ------------        ------------
    Total Dividends...........................................................             (7,146,707)         (1,016,275)
                                                                                         ------------        ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...............................................            157,007,092          35,821,078
  Dividends reinvested........................................................              5,302,674             662,219
  Cost of shares redeemed.....................................................            (70,249,795)        (13,388,816)
                                                                                         ------------        ------------

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions...             92,059,971          23,094,481
                                                                                         ------------        ------------

      Total Increase (Decrease) in Net Assets.................................             95,960,755          24,856,850

NET ASSETS:
  Beginning of Period.........................................................             24,856,850              ------
                                                                                         ------------        ------------
                                                                                         ------------        ------------

  End of Period...............................................................           $120,817,605        $ 24,856,850
                                                                                         ------------        ------------
                                                                                         ------------        ------------

Undistributed investment income--net..........................................           $  1,315,763        $    254,443
                                                                                         ------------        ------------

                                                                                            Shares              Shares
                                                                                         ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................             10,939,518           2,722,666
  Shares issued for dividends reinvested......................................                378,089              49,314
  Shares redeemed.............................................................             (4,928,619)           (975,109)
                                                                                         ------------        ------------

    Net Increase (Decrease) in Shares Outstanding.............................              6,388,988           1,796,871
                                                                                         ------------        ------------
                                                                                         ------------        ------------

*  From March 25, 1996 (commencement of operations) to October 31, 1996.




                       See notes to financial statements.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Year Ended October 31,
                                                                                         ------------------------
PER SHARE DATA:                                                                            1997           1996(1)
                                                                                          ------         --------
   Net asset value, beginning of period........................................           $13.83          $12.50
                                                                                          ------          ------
   Investment Operations:
   Investment income--net......................................................             1.58             .69
   Net realized and unrealized gain (loss) on investments......................             1.14            1.19
                                                                                          ------          ------

   Total from Investment Operations............................................             2.72            1.88
                                                                                          ------          ------
   Distributions:
   Dividends from investment income--net.......................................            (1.56)           (.55)
   Dividends from net realized gain on investments.............................             (.23)            --
                                                                                          ------          ------

   Total Distributions.........................................................            (1.79)           (.55)
                                                                                          ------          ------

   Net asset value, end of period..............................................           $14.76          $13.83
                                                                                          ------          ------
                                                                                          ------          ------

TOTAL INVESTMENT RETURN........................................................            21.13%(2)       25.14%(2,3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets...........................              .71%            .02%(3)
   Ratio of interest expense to average net assets.............................              .34%            .27%(3)
   Ratio of net investment income to average net assets........................            11.72%          11.33%(3)
   Decrease reflected in above expense ratios due to undertakings by the Manager             .43%           1.55%(3)
   Portfolio Turnover Rate.....................................................           252.50%         233.62%(4)
   Net Assets, end of period (000's Omitted)...................................         $120,818         $24,857

---------------
(1) From March 25, 1996 (commencement of operations) to October 31, 1996.
(2) Exclusive of redemption fee.
(3) Annualized.
(4) Not annualized.



                       See notes to financial statements.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus High Yield Securities Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Outstanding borrowings on October 31, 1997, amounted to $7,994,000.

   The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1997 was approximately $3.7 million, with a related weighted average annualized interest rate of 5.95%. The maximum amount borrowed at any time during the period ended October 31, 1997 was $12.1 million.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1996 through January 1, 1997, to waive receipt of the management fee and shareholder services plan fee payable to it by the Fund, and thereafter, had undertaken through September 29, 1997, to reduce the management fee paid by the Fund, or reimburse such excess expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $279,698 for the period ended October 31, 1997.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $163,531 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $22,269 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $10,516 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended October 31, 1997, redemption fees amounted to $397,609.

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   (A) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 1997:
                                      Purchases             Sales
                                     -----------         ------------
Long transactions..................  $261,937,187         $174,348,566
Short sale transactions............    10,362,500           10,364,063
                                     ------------         ------------
   TOTAL...........................  $272,299,687         $184,712,629
                                     ------------         ------------
                                     ------------         ------------

   The Fund is engaged in short-selling which obligates the Fund to replace the securities borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At October 31, 1997, there were no securities sold short outstanding.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1997, there were no financial futures contracts outstanding.

   (B) At October 31, 1997, accumulated net unrealized appreciation on investments was $4,224,514, consisting of $6,052,901 gross unrealized appreciation and $1,828,387 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus High Yield Securities Fund
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS HIGH YIELD SECURITIES FUND

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Securities Fund, one of the Funds constituting Dreyfus Income Funds, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Securities Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
December 17, 1997


Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates 5.58% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.

Dreyfus High Yield Securities Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                 043AR9710